THE TARGET PORTFOLIO TRUST

Target Mortgage-Backed Securities Portfolio

Supplement dated March 13, 2015 to the
Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

Important Changes relating to the Target Mortgage-Backed Securities Portfolio

The Board of Trustees of the Trust, on behalf of the Fund, recently approved a repositioning of the Fund, which is expected to occur on or about May 28, 2015. The repositioning, which is explained in more detail below, will result in the termination of the Fund’s existing subadviser and the appointment of a new subadviser to manage the Fund, as well as changes to the Fund’s investment objective and certain investment policies and investment strategies, and the adoption of a new name for the Fund.

Overview of the Repositioning.

Currently, the Fund is subadvised by Wellington Management Company LLP (“Wellington”) and seeks to obtain its investment objective of high current income with a secondary investment objective of capital appreciation, each to the extent consistent with protection of capital, by investing at least 80% of its investable assets in mortgage-backed debt securities. The Fund’s benchmark is the Barclays Mortgage Backed Securities Index.

When the repositioning is implemented, the Fund’s name will be changed to the Prudential Corporate Bond Fund and the Fund will be subadvised by Prudential Fixed Income (“PFI”), which is a unit of Prudential Investment Management, Inc. (“PIM”). In addition, the investment objective will change to high current income consistent with the preservation of principal and the Fund will invest at least 80% of its investable assets in bonds of corporations with varying maturities. The Fund’s benchmark will be the Barclays U.S. Credit Bond Index.

The Fund currently offers Class T shares. When the repositioning is completed, Class T shares will be re-named as Class Z shares, and all existing Class T shareholders will become Class Z shareholders. In addition, the Fund will offer Class A, Class C, Class Q and Class R shares as new share classes. As a result of the repositioning, shareholders of the Fund may realize benefits including the potential for improved performance and future asset growth, increased exchange options for current Class T shareholders, and a reduction in overall expenses as a result of the implementation of a new contractual expense cap, which will limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes, interest, brokerage, underlying funds, extraordinary expenses and certain other expenses) of each class of shares of the Fund to 0.87% of the Fund's average daily net assets through November 30, 2016.

Implementation of the Repositioning. At least 60 days prior to the implementation of the repositioning, the Trust will mail a notice to Fund shareholders announcing the change in the Fund’s 80% policy. On or about May 28, 2015, the Trust will also file with the Securities and Exchange Commission (the “SEC”) an amendment to its registration statement for the purpose of including detailed disclosure in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information regarding the changes in subadvisory arrangements and investment policies and strategies described above. In addition, within 90 days following the implementation of the repositioning, a Schedule 14C Information Statement for shareholders of the Fund describing the new subadvisory arrangements will be filed with the SEC and posted on the Fund’s website, and a Notice of Internet Availability regarding the Schedule 14C Information Statement will be mailed to existing shareholders of the Fund.

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